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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): June 9, 1997
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                       NATIONAL AUTO FINANCE COMPANY, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


       0-22067                                            65-0688619
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(Commission File Number)                   (I.R.S. Employer Indentification No.)


621 N.W. 53RD STREET, SUITE 200
BOCA RATON, FLORIDA                                               33487
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(Address of Principal Executive Offices)                       (Zip Code)


                                 (561) 997-2747
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.      OTHER EVENTS.

         Filed herewith and incorporated herein by reference are three Press Releases issued by National Auto Finance Company, Inc. (the "Company").

         The first Press Release, dated June 9, 1997, states that Morgan M.
(Mac) Schuessler has been named a member of the Company's board of directors.

         The second Press Release, dated June 16, 1997, announces the selection of Jacksonville, Florida as the site for the Company's loan servicing divisional headquarters.

         Finally, the third Press Release, dated June 24, 1997, states that (a) Keith B. Stein and Peter Offermann were re-elected to the Company's board of directors at the Company's first Annual Meeting since becoming a public company,
(b) the Company announced at the Annual Meeting that it had accepted the resignation of Edgar Otto as a member of the Company's board of directors for reasons involving his personal time commitments to other business ventures and
(c) Stephen Gurba was unanimously appointed to the Company's board of directors to fill the vacancy left by Mr. Otto's resignation.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


        (a)        Financial Statements of Business Acquired:

                   Not applicable.

        (b)        Pro Forma Financial Information:

                   Not applicable.

        (c)        Exhibits:

                   99.1   Press Release, dated June 9, 1997;

                   99.2   Press Release, dated June 16, 1997; and

                   99.3   Press Release, dated June 24, 1997.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Date:    June 24, 1997


                                       NATIONAL AUTO FINANCE COMPANY, INC.


                                       By: /s/ Joel B. Ronkin
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                                       Name:    Joel B. Ronkin
                                       Title:   Vice President, Secretary and
                                                General Counsel


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                       NATIONAL AUTO FINANCE COMPANY, INC.

                                    FORM 8-K

                                 CURRENT REPORT

                                  Exhibit Index

Exhibit No.                    Description
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  99.1                         Press Release, dated June 9, 1997

  99.2                         Press Release, dated June 16, 1997

  99.3                         Press Release, dated June 24, 1997